Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. None of the NEOs received stock option or stock appreciation right awards in 2024.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. None of the NEOs received stock option or stock appreciation right awards in 2024.